EXHIBIT 99.C1A

                              Exhibit 10(b)

                      Consent of Ernst & Young LLP

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Accountants" and to the use of our report dated February 27, 1998, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio included in Post-Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 33-49558) and related Prospectus of WRL Series Annuity Account.

                                                          ERNST & YOUNG LLP

Des Moines, Iowa
April 17, 1998